Exhibit 99.1

Media & Investor Relations:

Sherief Bakr

Sherief.bakr@delphi.com

+1 212.220.9215

Delphi Technologies appoints Hari N. Nair Interim Chief Executive Officer

LONDON, October 5, 2018 – Delphi Technologies PLC (NYSE: DLPH), a global leader in vehicle propulsion systems, has appointed Hari N. Nair as interim Chief Executive Officer, effective immediately. Nair succeeds Liam Butterworth who is stepping down from his role as President and Chief Executive Officer to pursue other interests. The Board of Directors has commenced a comprehensive search process to identify a permanent Chief Executive Officer.

Nair, who has more than 30 years of automotive executive experience, has also been a director of Delphi Technologies since it became a public company in December 2017. He started his career at General Motors, before joining Tenneco Inc., where he held several senior leadership positions in global operations and the aftermarket sector. He served as Tenneco’s Chief Operating Officer from 2010 to 2015 and was a member of the Tenneco Board of Directors from 2009 to 2015.

“We are pleased that a leader of Hari’s caliber and experience has agreed to lead the company on an interim basis,” said Timothy M. Manganello, non-executive Chairman of the Board of Directors. “With more than three decades of experience, Hari has a deep understanding of our industry and the opportunities ahead of us. Our experienced Board will continue to lend its expertise to Hari and the organization while we identify our next CEO and will ensure a smooth transition. On behalf of the Board, I would like to thank Liam for his service and contributions to the company”.

Nair said, “I am looking forward to continue working with the Board and the management team to further strengthen Delphi Technologies’ leadership in key areas of our portfolio. My focus will be to continue to position the company for long-term profitable growth.”

Revised outlook for full year 2018

Delphi Technologies has also updated its full year outlook for 2018. Primarily due to more challenging industry dynamics as well as other factors, the company now expects full year 2018 revenue to be consistent with the prior year level, adjusted for foreign currency exchange rates. This compares to the company’s previous full year 2018 revenue growth guidance of 2 to 4%.

In addition, the company now expects full year 2018 adjusted operating margin to be in the range of 11.3% to 11.5%. This compares to the company’s previous full year 2018 adjusted operating margin range of 12.1% to 12.3%. Further details of Delphi Technologies revised full year 2018 outlook will be provided during the company’s third quarter 2018 earnings call on November 7.

Use of non-GAAP financial information

This press release contains projections of Delphi Technologies’ financial results which are not presented in accordance with U.S. GAAP. Specifically, expected Adjusted Operating Margin is defined as expected Adjusted Operating Income as a percentage of expected Revenue. Adjusted Operating Income is a non-GAAP financial measure. Adjusted Operating Income represents net income before interest expense, other income (expense), net, income tax expense, equity income (loss), net of tax, restructuring, separation costs and asset impairments.

The Company presents Adjusted Operating Income as a supplemental measure of the Company’s financial performance which management believes is useful to investors in assessing the Company’s ongoing financial performance that, when reconciled to the corresponding U.S. GAAP measure, provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of the Company’s core operating performance and which may obscure underlying business results and trends. Our management utilizes Adjusted Operating Income in its financial decision making process, to evaluate performance of the Company and for internal reporting, planning and forecasting purposes. Not all companies use identical calculations of Adjusted Operating Income, therefore this presentation may not be comparable to other similarly titled measures of other companies.

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About Delphi Technologies

Delphi Technologies is a technology company focused on providing electric vehicle and internal combustion engine propulsion solutions, in addition to solving emissions and fuel economy challenges for the world’s leading automotive OEMs. Delphi also provides leading aftermarket service solutions for the replacement market. With Headquarters in London, U.K., Delphi Technologies operates technical centers, manufacturing sites and customer support services in 24 countries.

Forward-looking statements

This press release, as well as other statements made by Delphi Technologies PLC (the “Company”), contain forward-looking statements that reflect, when made, the Company’s current views with respect to future events and financial performance and, in particular, the Company’s 2018 outlook. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: global and regional economic conditions, including conditions affecting the credit market and those resulting from the United Kingdom referendum held on June 23, 2016 in which voters approved an exit from the European Union, commonly referred to as “Brexit”; risks inherent in operating as a global company, such as, fluctuations in interest rates and foreign currency exchange rates and economic, political and trade conditions around the world; the cyclical nature of automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material integral to the Company’s products; the Company’s ability to maintain contracts that are critical to its operations; potential changes to beneficial free trade laws and regulations such as the North American Free Trade Agreement; the ability of the Company to achieve the intended benefits from its separation from its former parent or from acquisitions the Company may make; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers; the ability of the Company to attract and retain customers; changes in the costs of raw materials; the Company’s indebtedness, including the amount thereof and capital availability and cost; the cost and outcome of any claims, legal proceedings or investigations; the failure or breach of information technology systems; severe weather conditions and natural disasters and any resultant disruptions on the supply or production of goods or services or customer demands; acts of war and/or terrorism, as well as the impact of actions taken by governments as a result of further acts or threats of terrorism; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond the Company’s control.

Additional factors are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.